Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

12. Income Taxes

The Company calculates its interim income tax provision in accordance with ASC Topic 270, Interim Reporting, and Topic 740, Accounting for Income Taxes. At the end of each interim period, management estimates the annual effective tax rate and applies such rate to the Company’s ordinary quarterly earnings to calculate income tax expense related to ordinary income. Due to maintenance of a full valuation allowance, the Company had a zero effective tax rate, prior to discretely recognized items, for the three and nine months ended September 30, 2020. The tax effects of items significant, unusual and infrequent in nature are discretely calculated and recognized in the period during which they occur.

On March 27, 2020, the CARES Act was enacted. The CARES Act includes several significant provisions for corporations, including those pertaining to net operating loss (“NOL”) carryforwards, interest deductions and payroll tax benefits. Corporate taxpayers may carryback NOLs originating during 2018 through 2020 for up to five years. During the first quarter of 2020, the Company recorded a discrete tax benefit of $37.7 million related to the NOL carryback provisions available under the CARES Act legislation corresponding to anticipated tax refunds applicable to taxable years 2013, 2014, 2015, and 2017. If any tax refund is received that is more than $5.0 million in a single year, along with other civil settlements, damages awards, and tax refunds, the Company has agreed to pay 65% of all such amounts received to accelerate payments to the government in connection with the government settlement (see Note 9). During the nine months ended September 30, 2020, the Company received a tax refund of $38.4 million related to the NOL carryback provisions available under the CARES Act, including $15.7 million tax refund in the third quarter of 2020 related to the 2019 NOL.

The Company’s NOL carryforwards and research and expenditure credit carryforwards may be subject to an annual limitation under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended (the “Code”), and similar state provisions if the Company experiences an ownership change within the meaning of such Code sections. In general, an ownership change, as defined by Sections 382 and 383 of the Code, occurs when there is a 50 percentage points or more shift in ownership, consisting of shareholders owning more than 5% in the Company, occurring within a three-year testing period. During the third quarter 2020, the Company completed a formal Section 382 study and concluded that an ownership change, within the meaning of Sections 382 and 383, limiting future utilization of existing tax attribute carry-forwards, had not occurred.

12. Income Taxes

The provision for income taxes consists of the following (in thousands):

	Year Ended December 31, 2018	Year Ended December 31, 2019
Current provision:
Federal	$(1,319)	$(638)
State	324	(104)

	(995)	(742)

Deferred expense:
Federal	5,163	36
State	1,082	—

	6,245	36

Income tax expense (benefit) from continuing operations	5,250	(706)

Net income tax provision	$5,250	$(706)

The components of income tax expense relate to the following (in thousands):

	Year Ended December 31, 2018	Year Ended December 31, 2019
Income tax benefit at U.S. federal statutory rate	$(26,010)	$(31,236)
State income tax benefit, net of federal benefit	(3,223)	(4,538)
Meals and entertainment	306	367
Stock-based compensation	248	(87)
Federal research and development credit	(1,485)	(3,232)
Change in valuation allowance	36,473	38,514
Other	(1,059)	(494)

Total income tax expense	$5,250	$(706)

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating losses and tax credit carryforwards. The tax effects of temporary differences that give rise to portions of the deferred tax assets and deferred tax liabilities as of December 31, 2018 and 2019 are presented below (in thousands):

	Year Ended December 31, 2018	Year Ended December 31, 2019
Deferred tax assets:
Net operating losses and carryforwards	$18,907	$51,768
Reserves	9,857	17,287
Intangible assets	4,147	3,982
Accrued expenses	4,329	3,025
Other	979	194

Total deferred tax assets	38,219	76,256

Deferred tax liabilities:
Fixed assets	(1,426)	(1,705)
Prepaid expenses	(150)	(138)
Goodwill	(170)	(205)
Adoption of ASC 606	—	(4,227)

Total deferred tax liabilities	(1,746)	(6,275)

Net deferred tax assets	36,473	69,981
Less: valuation allowance	(36,473)	(70,017)

Net deferred tax assets/liabilities	$—	$(36)

Due to the losses generated in 2018 and 2019 and projected future taxable losses anticipated in the future, in 2018 management decided that it is not more likely than not that the Company will realize the benefits of its deferred tax assets. As such, the Company recorded a valuation allowance of $36.5 million and $70.0 million, respectively, on its net deferred tax assets as of December 31, 2018 and 2019.

At December 31, 2019, the Company had federal and state income tax net operating loss carryforwards of approximately $173.6 million and $94.7 million, respectively. The U.S. federal net operating losses will be carried forward indefinitely and state net operating losses will begin to expire in 2038 unless previously utilized. Net operating loss carryforwards generated post the TCJA may be carried forward indefinitely, subject to the 80% taxable income limitation on the utilization of the carryforwards. In addition, the Company had federal and state research and expenditure credit carryforwards approximately of $4.7 million and $1.6 million, respectively, as of December 31, 2019. The federal research and expenditure credit will expire in 2038 if unused and the state research and expenditure credit may be carried forward indefinitely.

Pursuant to Section 382 of the Internal Revenue Code, annual use of the Company’s net operating loss carryforwards and tax credit carryforwards may be limited as a result of cumulative changes of ownership resulting in a change of control of the Company. The Company has not performed a section 382 study of its prior ownership changes, and therefore the recoverability of these carryforwards is an estimate that is subject to change upon completion of a study, or upon future changes in ownership as defined by Section 382 of the Internal Revenue Code.

In accordance with ASC 740-10, Income Taxes—Overall, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more likely than not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. The Company has no uncertain tax positions at December 31, 2019.

The Company’s policy is to recognize interest and penalties related to income tax matters in the provision for income taxes. At December 31, 2019, there were no interest and penalties related to uncertain tax positions.

The Company is subject to taxation in the United States and various state jurisdictions. The tax years 2014 through 2017 remain open to examination by the major taxing jurisdictions to which the Company is subject.